Covance, Inc.


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                                  Covance, Inc.
                              Restricted Share Plan
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                 Established by the Company in General Meeting
                                     on [ ]

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                                  Covance, Inc.

                              Restricted Share Plan


                                    CONTENTS


Rule                                                                  Page No.

1. DEFINITIONS...............................................................1
2. GRANT OF AWARDS...........................................................5
3. CONDITIONS RELATING TO THE GRANT OF AWARDS................................7
4. RIGHTS OF AWARD HOLDER DURING VESTING PERIOD..............................8
5. LAPSE OF AWARDS...........................................................9
6. TERMINATION OF VESTING PERIOD AND LAPSE OF AWARDS.........................9
7. RELEASE OF RESTRICTED SHARES.............................................10
8. ISSUE OF SHARES..........................................................11
9. DISCRETION AS TO FORM OF PAYMENT.........................................11
10. ADJUSTMENTS.............................................................12
11. ADMINISTRATION..........................................................12
12. ALTERATIONS.............................................................13
13. GENERAL.................................................................14
APPENDIX A1.................................................................15
APPENDIX A2.................................................................16
APPENDIX B:  1996 ALLOCATION................................................17

   Rules of the Covance, Inc. Restricted Share Plan

1.    DEFINITIONS
      In this Plan, the following words and expressions shall, where the context so permits, have the meanings set forth below:

      "the Auditors"                the auditors for the time being of the
                                    Company acting as experts and not as
                                    arbitrators;

      "Award" an award of Restricted Shares pursuant to the Plan;

      "Award Certificate"           a certificate issued under Rule 2.4;

      "Award Holder"                a person to whom an Award has been granted
                                    (or as the context requires, his personal representatives);

      "Base Compensation"           the annual rate of salary of an Eligible
                                    Employee, excluding bonuses and benefits in-kind;

      "Committee"                   the Compensation Committee of the board of
                                    directors of the Company that administers the Plan;

      "the Company"                 Covance, Inc. (Covance);

      "Date of Grant"               the date as of  which  an  Award is  granted
                                    under the Plan pursuant to Rule 2, which is December 31 of each calendar year, or the 1996 calendar year, 15 January 1997 shall be used for purposes of computing the Market
                                    Value of Shares;

      "the Committee"               the board of Committee of the Company or a
                                    duly authorized committee thereof;

      "Eligible Employee"           any person who is a US Eligible Employee or
                                    an International Eligible Employee;

      "Group" the Company and its Subsidiaries and `member of the Group' shall be construed accordingly;

      "International Eligible       any person who is a director or employee
       Employee"                    of an International Participating Company;

      "International Participating  a member of the Group, which the Committee
       Company"                     has designated to participate in
                                    the Plan as an International Participating
                                    Company; Appendix A(1) lists the
                                    International Participating Companies at the date of establishment of the Plan;

      "Market Value"                in  relation to a Share on any Date of Grant
                                    is the daily-weighted average quotation for such Share on the New York Stock Exchange over the five business days starting on the Date of Grant and in relation to the US dollar/local currency unit exchange rate is the rate on the Date of Grant as reported by the Wall Street Journal;

      "Participating Company"       any US Participating Company or
                                    International Participating Company;

      "Restricted Shares"           Shares which are the subject of an extant
                                    Award under the Plan in relation to which the Vesting Period has not terminated;

      "Rules" the Rules of the Plan and `Rule' shall be construed accordingly;

      "the Plan"                    the Covance,  Inc.  Restricted Share Plan in
                                    its present form, or as from time to time altered in accordance with the Rules;

      "Share" a share of the class of common stock of the Company that is traded on the New York Stock Exchange;

      "Subsidiary"                  has the meaning ascribed by Section 424(f)
                                    of the US Internal Revenue Code of 1986;

      "the Trustees"                the trustees from time to time of the Trust
                                    for the Plan;

      "US Eligible Employee" any person who is a director or employee of a US Participating Company and who is eligible to receive a contribution under Section 2.1 of the Covance Employee Stock Ownership plan (without regard to the limitations imposed by Section 4.04, thereof);

      "US Participating Company" a member of the Group which the Board has designated to participate in the Plan as a US Participating Company; Appendix A(2) lists the US Participating Companies at the date of establishment of the Plan;

      "Vesting Period"              the period of time from the Grant Date until
                                    the date when the restrictions placed on the Restricted Shares lapse;

      References to any statutory provision are to that provision as amended or re-enacted from time to time, and unless the context otherwise requires, words in the singular shall include the plural (and vice versa) and words importing the masculine the feminine (and vice versa).

2.    GRANT OF AWARDS

   2.1      (a)   Subject  to Rule  2.2,  the  Committee  may,  in its  absolute discretion, grant Awards under the Plan to Eligible Employees.

            (b) TheCommittee may adopt such procedure as it deems fit for granting Awards, whether by invitation to Eligible Employees to apply for Awards or by granting Awards without issuing invitations.

   2.2      (a)   1996 Award to International Eligible Employees.  The Committee
                  shall  grant an Award to each  person who is an  International
                  Eligible  Employee on 31 December  1996.  The total  number of
                  Shares available for award in 1996 shall be determined in accordance with Appendix B. Such award shall be allocated pro rata to all International Eligible Employees, based on their Annualized Base Compensation.

            (b)   One-Time  1996  Restricted  Share  Bonus  Award to US Eligible
                  Employees. The Committee shall grant an Award to the US Eligible Employees in accordance with Appendix B.

            (c) 1997 and 1998 Awards to International Eligible Employees. Any amounts that lapse in 1997 or 1998 in accordance with Rules 5 and 6, together with any contributions that may be made by any member of the Group, shall be allocated to individuals who first become International Eligible Employees in the year of lapse (i.e., those International Eligible Employees hired in that year). Such awards shall be allocated pro rata, based on Annualized Base Compensation.

            (d) 1999 and 2000 Awards to International Eligible Employees. Any amounts that lapse in 1999 or 2000 in accordance with Rule 5, together with any contributions that may be made by any member of the Group, shall be allocated to all Eligible Employees pro rata based on Annualized Base Compensation.

            (e) The Committee may, in its absolute discretion, direct that Company contributions be made to the Plan Trust by the Company or other member of the Group for the purpose of allocation for the 1997, 1998, 1999, or 2000 calendar year, as described above.

      2.3 The terms attaching to an Award may include, without limitation, a condition that the granting of an Award is subject to the surrender for cancellation of any or all outstanding Awards held by the Eligible Employee.

      2.4 The Company shall issue to each Eligible Employee to whom it has granted an Award an Award Certificate, which shall be in such form as the Committee shall from time to time determine. The Award Certificate shall include details of:

            (a)   the Date of Grant of the Award;
            (b)   the number of Restricted Shares.

      2.5 Each Eligible Employee to whom an Award is granted may by notice in writing within 30 days of the Date of Grant disclaim in whole or in part his rights under the Award in which case the Award shall for all purposes be deemed never to have been granted.

      2.6 Every Award shall be personal to the Eligible Employee to whom it is granted and shall not be capable of being transferred, assigned, or charged. Each Award Certificate shall carry a statement to this effect.

3.    CONDITIONS RELATING TO THE GRANT OF AWARDS
      3.1 The Committee may determine that any Award shall be subject to additional and/or modified terms and conditions relating to the grant and terms of exercise as may be necessary to comply with or take account of any securities, exchange control or taxation laws, regulations, or practice of any territory which may have application to the relevant Eligible Employee, Award Holder, or member of the Group.

      3.2   In exercising its discretion under Rule 3.1 the Committee may:

            (a) require an Award Holder to make such declarations or take such other action (if any) as may be required for the purpose of any securities, taxes, or other laws of any territory which may be applicable to him at the Date of Grant or at the end of the Vesting Period; and

            (b) adopt any supplemental rules or procedures governing Awards as may be required for the purpose of any securities, tax, or other laws of any territory which may be applicable to an Eligible Employee or Award Holder.

      3.3 When events have happened which cause the Committee to consider that any existing constraints and/or conditions (as the case may be) have become unfair or impractical, the Committee may, in its absolute discretion, amend, relax, waive, or substitute such constraints or conditions so that such constraints or conditions so amended, relaxed, waived, or substituted would, in the reasonable opinion of the Committee, be no more or less difficult to abide by or satisfy than when they were originally imposed or last amended or relaxed (as the case may be). After any such amendment, relaxation, waiver, or substitution, the Committee shall issue to the Award Holder a replacement Award Certificate or other notice including the details specified in Rule 2.4.

4.    RIGHTS OF AWARD HOLDER DURING VESTING PERIOD
      4.1 During the Vesting Period, the Award Holder shall not sell, transfer, pledge, assign, or otherwise dispose of all or any of the Restricted Shares or any interest therein. Any attempt by the Award Holder to sell, transfer, pledge, assign, or otherwise dispose of such Restricted Shares, or any interest therein, shall result in immediate forfeiture of such Award.

      4.2   During the Vesting Period:
            (a) the Trustees shall exercise (or refrain from exercising) the voting rights attaching to the Restricted Shares subject to Awards made to those Award Holders in such manner as they shall in their absolute discretion think fit; and

            (b) all dividends and other distributions with respect to such Restricted Shares shall be used to acquire further Restricted Shares which will be held subject to the Awards to which they relate, and

            (c) any scrip dividends shall be held subject to the Awards to which they relate.

5.    LAPSE OF AWARDS
      Where any Award made under the Plan lapses, the Shares subject to that Award shall be allocated in accordance with Rule 2.2.

6.    TERMINATION OF VESTING PERIOD AND LAPSE OF AWARDS

      6.1 The Vesting Period for an Award shall terminate on the January 1 following the second anniversary of the Award's Date of Grant, or if earlier, the date on which the Award Holder dies, attains age 65, or ceases to be an Eligible Employee by reason of what the Committee considers, in its absolute discretion, to be total and permanent disability; provided, however, that any individual who is an Eligible Employee on January 1, 2001 shall be fully vested; provided further, that an Eligible Employee may sooner become fully vested upon a "Change of Control" of the Company.

            There will be a "Change of Control" of the Company when:
            (a) any person (including as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the beneficial owner, directly or indirectly, of the Company's securities representing 20 percent or more of the combined voting power of the Company's then outstanding securities;
            (b) as a result of a proxy contest or contests or other forms of contested shareholder votes (in each case either individually or in the aggregate), a majority of the individuals elected to serve on the Company's board of directors are different than the individuals who served on the Company's board of directors at any time within the two years prior to such proxy contest or contests or other forms of contested shareholder votes (in each case either individually or in the aggregate);
            (c) the Company's shareholders approve a merger or consolidation (where in each case the Company is not the survivor thereof) or sale or disposition of all or substantially all of the Company's assets or a plan of or partial or complete liquidation;
            (d) an offerer (other than the Company) purchases shares of the Company's common stock pursuant to a tender or exchange offer for such shares.

      6.2 To the extent that a Vesting Period has not expired, the Award shall lapse on the date on which an Award Holder ceases to be an Eligible Employee by reason of a termination of employment. For this purpose, a leave of absence of an Eligible Employee that is approved by the employing Participating Company that has a duration of three months or less shall not in and of itself be considered a termination of employment. Approved leaves of absence of greater duration may be afforded the same treatment only if the Committee so decides in its absolute discretion.

7.    RELEASE OF RESTRICTED SHARES

      When the Vesting Period in relation to an Award ends, the relevant Restricted Shares shall be allotted or transferred (as the case may be) to the Award Holder as soon as possible, and accordingly in cases where Restricted Shares are to be transferred, the Company shall use its best endeavors to ensure due transfer thereof.

8.    ISSUE OF SHARES

      8.1 All Shares issued pursuant to Awards under the Plan shall as to voting, dividend, transfer, and other rights (including those arising on a liquidation) rank pari passu in all respects with the Shares then in issue, except that they shall not rank for any dividend or other rights declared by reference to a record date preceding the date of issue.

      8.2 If and so long as the Shares are listed on the New York Stock Exchange, the Company shall use its best endeavors to procure that as soon as practicable after the allotment of any Shares pursuant to the Plan application shall be made to the New York Stock Exchange for admission of the Shares to dealing.

9.    DISCRETION AS TO FORM OF PAYMENT
      9.1 On termination of the Vesting Period in relation to an Award, any Award shall be paid in Shares, except that, in its discretion, the Committee may in lieu of allotting or procuring the transfer of any or all Restricted Shares in accordance with Rule 7 pay to such Award Holder a cash sum equal to the Market Value of such Restricted Shares as of the first business day following the end of the Vesting Period.

      9.2 If payment is made pursuant to this Rule to an Award Holder, he shall have no further rights in respect of such Restricted Shares. The Committee may make any deductions in respect of such payment which it is required to make under the laws of any territory which laws are applicable to the Award Holder and/or his employing member of the Group.

10.   ADJUSTMENTS
      10.1 The number of Restricted Shares subject to an Award may be adjusted in such manner as the Committee shall determine, in its absolute discretion (and which the Auditors shall confirm in writing to be in their opinion fair and reasonable), following any capitalization issue, subdivision, consolidation, or reduction of share capital and in respect of any discount element in any rights issue or other variation of share capital to the intent that (as nearly as may be possible without involving fractions of a Share) the value of the Award shall remain unchanged.
      10.2 The Committee may take such steps as it may consider necessary to notify Award Holders of any adjustments made under Rule 10.1 and to call in, cancel, endorse, issue, or reissue any Award Certificate consequent upon such adjustment.

11.   ADMINISTRATION
      11.1 Notices or documents required to be given to an Eligible Employee or to an Award Holder shall either be delivered to him by hand or sent to him by first class post, pre-paid at his last known home or business address according to the information provided by him. Notices sent by mail shall be deemed to have been given on the seventh day following the date of posting.

      11.2 The Company may distribute to Award Holders copies of any notice or document sent by the Company to its shareholders generally.

      11.3 The Company shall at all times either keep available sufficient unissued Shares to satisfy all extant Awards (taking account of any other obligations of the Company to allot unissued Shares) or shall ensure that sufficient issued Shares will be available to satisfy the exercise of such Awards.

      11.4 The Committee may make such regulations for the administration of the Plan as it deems fit, provided that no regulation shall be valid to the extent it is inconsistent with the Rules.

      11.5 The decision of the Committee in any dispute relating to an Award, or the due exercise thereof, or any other matter in respect of the Plan or any Rule, shall be final and conclusive, subject to the determination of the Auditors, when so required by Rule.

      11.6  The  costs  of  establishing  and  administering  the  Plan  and the associated costs of making Awards shall be borne by the Participating Companies in such proportions as the Committee deems fit.

      11.7 Any stamp duty chargeable on the instruments of transfer entered into pursuant to each Award Agreement shall be borne by the Company, or where relevant, the Participating Company employing the Award Holders.

12.   ALTERATIONS

      12.1 Subject to Rule 12.2, the Committee may in its absolute discretion alter the Rules.

      12.2 No alteration may be made which would abrogate or adversely affect the subsisting rights of Award Holders.

      12.3 Written notice of any amendment made in accordance with this Rule 12 shall be given to all Award Holders.

13.   GENERAL

      13.1 The Plan shall terminate on the tenth anniversary of the date on which it is approved by the Company in general meeting or at any earlier time by the passing of a resolution by the Committee. Termination of the Plan shall be without prejudice to the subsisting rights of Award Holders.

      13.2 If an Award Holder shall cease for any reason to be in the employment of a Participating Company, he shall not be entitled, by way of compensation for loss of office or otherwise howsoever, to any sum or any benefit to compensate him for the loss of any right or benefit accrued or in prospect under the Plan.

      13.3 This Plan and all Awards shall be governed by and construed in accordance with English law.

                                   APPENDIX A1
                      International Participating Companies


                           CORNING Bessalear Limited (England)
                           CORNING Bessalear Limited (Ireland)
                           GHBA A.G.
                           CORNING Bessalear AG
                           G.H. Bessalear Associates GmbH
                           CORNING Bessalear Pty. Ltd.
                           CORNING Bessalear S.A.
                           CORNING Bessalear SARL
                           CORNING Hazleton GmbH
                           CORNING SciCor S.A.
                           CORNING Pharmaceutical Services  Ltd.
                           CORNING Bessalear Ltd.
                           CORNING Bessalear CRU Ltd.
                           CORNING Hazleton Ltd.
                           CRS Pacmed A.G.

                                   APPENDIX A2
                           US Participating Companies


COVANCE INC. (f/k/a Corning Pharmaceutical Services Inc.)(Delaware)
Covance   Clinical  and   Periapproval   Services  Inc.  (f/k/a  Corning
   Besselaar Inc.)(New Jersey)
Covance Clinical  Research Unit Inc. (f/k/a Corning  Besselaar  Clinical
   Research Units Inc.)(Florida)
Covance Periapproval Services Inc. (f/k/a Corning Pact Inc.)(Delaware) Covance Preclinical Corporation (f/k/a Hazleton Corporation)(Washington) Covance Laboratories Inc. (f/k/a/ Corning Hazleton Inc.)(Delaware) Covance Research Products Inc. (f/k/a HRP Inc.)(Pennsylvania)
Covance Central Laboratory Services Inc. (f/k/a Corning SciCor Inc.) Covance Central Laboratory Limited Partnership dba Covance Central
   Laboratory    Services   Inc.    (f/k/a/   Corning   SciCor   Limited
   Partnership)(Indiana)
Covance  Pharmaceutical  Packaging Services Inc. (f/k/a Corning National
   Packaging Inc.)(Connecticut)
Covance Health  Economics and Outcome  Services Inc.  (f/k/a Corning HTA
   Inc.)(Delaware)
Covance Biotechnology Services Inc. (f/k/a Corning Bio Inc.)(Delaware) Pharmaceutical Laboratory Services Inc.

                           APPENDIX B: 1996 ALLOCATION

The 1996 Total allocation shall be determined as follows:

1. 1996 Total Allocation. The 1996 total allocation shall be determined as follows: the total allocation of shares to the Covance Employee Stock Ownership Plan ("ESOP") and the Plan shall equal to 1.5 percent of the Shares outstanding on 31 December 1996, with such determination being made before such allocation.

2. Aggregate International Base Compensation and Aggregate US Base Compensation. Aggregate International Base Compensation shall equal the sum of the Annualized Base Compensation (converted to US dollars) for each individual who is an International Eligible Employee on 31 December 1996. The Aggregate US Base Compensation shall equal the sum of the Annualized Base Compensation for each individual who is a US Eligible Employee on 31 December 1996. Total Aggregate Base Compensation shall be the sum of the Aggregate International Base Compensation and the Aggregate US Base Compensation.

3. Allocation Between Plans. The portion of the 1996 Total Allocation shall be divided into the International Portion and the US Portion, as follows:
      (a)  first,  shares  having  a  value  equal  to 1  percent  of  Aggregate
      International Compensation shall be allocated to the International Portion; and

      (b) next, the remainder of the 1996 Total Allocation shall be allocated to the International Portion and the US Portion in the proportions represented by Aggregate International Compensation and Aggregate US Compensation, respectively.

4.    Award  to   International   Eligible   Employees   Under  this  Plan.  The
      International  Portion  shall  be  allocated  to  International   Eligible
      Employees under this Plan in accordance with Rule 2.2(a) hereof.

5. One-Time Restricted Share Bonus Award to US Eligible Employees. The Awards to US Employees under this Plan shall be determined as follows:
      (a) for each US Eligible Employee, determine the amount of Award, based on the US Portion (as determined above) that would be provided under the ESOP, without regard to the limitations imposed by Section 415 of the Code;
      (b) for each US Eligible Employee, determine the amount of award, based on the US Portion (as determined above) that would be provided under the ESOP, after application of the limitations by Section 415 of the Code; this amount shall be awarded under the ESOP to such individuals;
      (c) the difference between (a) and (b) above shall be awarded to each Eligible Employee under this Plan.

      The one-time Restricted Share bonus to US Eligible Employees is a distinct and separate Award that is only applicable for calendar year 1996.